UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2020 (June 3, 2020)

New Fortress Energy LLC
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. 19th Street, 8th Floor New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 268-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares, representing limited liability company interests	NFE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging Growth Company ☒

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 3, 2020, New Fortress Energy LLC (the “Company”) entered into a mutual agreement (the “Mutual Agreement”), previously described in the Company’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2020, with Fortress Equity Partners GP, LLC (“FEP GP”), WRE 2012 Trust LLC (“WRE Trust”), FEP HoldCo LLC (“HoldCo”), Wesley R. Edens, Randal A. Nardone, NFE SMRS Holdings LLC (collectively with FEP GP, WRE Trust, HoldCo, Wesley R. Edens and Randal A. Nardone, the “Exchanging Members”) and NFE Sub LLC, a wholly owned subsidiary of the Company.  Pursuant to the Mutual Agreement, the Exchanging Members agreed to deliver a block redemption notice in accordance with Section 4.6(b)(ii)(B) of the Amended and Restated Limited Liability Company Agreement of New Fortress Intermediate LLC (the “NFI LLCA”) with respect to all of the units of New Fortress Intermediate LLC (the “NFI LLC Units”), together with an equal number of Class B common shares of the Company (the “Class B Shares”), that such Exchanging Members indirectly own as members of New Fortress Energy Holdings LLC (“NFEH”) or partners of Fortress Equity Partners (A) LP (“FEP”).  The Exchanging Members collectively hold more than 85% of the voting interest in the Company and more than 85% of the economic interest in New Fortress Intermediate LLC, a subsidiary of NFEH and NFE Sub LLC.  NFE Sub LLC, as the sole managing member of New Fortress Intermediate LLC, operates and controls all of the business and affairs of New Fortress Intermediate LLC and, through New Fortress Intermediate LLC and its subsidiaries, conducts the Company’s historical business.

Pursuant to the Mutual Agreement, the Company agreed to exercise the Call Right (as defined in the NFI LLCA), pursuant to which the Company would acquire such NFI LLC Units and such Class B Shares in exchange for Class A common shares of the Company (the “Class A Shares”) (the “Exchange Transactions”).  The Exchange Transactions are expected to close on June 10, 2020.

The Company will own all of the NFI LLC Units to be acquired as part of the Exchange Transactions and, following the Exchange Transactions and related exchanges consummated by other members of NFEH (the “Tag-Along Exchanges”), the Company will acquire all of the currently outstanding NFI LLC Units not already held directly or indirectly by the Company.  The Exchanging Members have agreed pursuant to the Mutual Agreement not to transfer any of the Class A Shares they receive in the Exchange Transactions for 90 days following the date of the exchange, subject to certain exceptions.

The Exchange Transactions are expected to significantly reduce the Company’s future tax distribution obligations to the members of New Fortress Intermediate LLC, which will enable the Company to instead invest those funds to develop projects that the Company expects will increase its returns for all stockholders, enhance its liquidity, improve its credit profile and lower its cost of capital.  Because the Board deemed it to be in the best interest of the Company to effect the Exchange Transactions now so that the Company could begin realizing these benefits, the Board requested that the members of New Fortress Intermediate LLC (who had no obligation to exchange their NFI LLC Units) agree to exchange their NFI LLC Units. The Exchange Transactions are generally expected to be tax-deferred transactions for the Exchanging Members, in which case the Company would generally receive a smaller tax basis “step-up” as a result of the Exchange Transactions than it would receive in a fully taxable transaction, though there would be no guarantee when, if at all, any such transaction would occur.

The Exchange Transactions were reviewed by a duly appointed committee of the Board of the Directors of the Company (the “Board”) consisting of Desmond Iain Catterall, David J. Grain, C. William Griffin, John J. Mack and Katherine E. Wanner, who unanimously approved the Exchange Transactions prior to the full Board unanimously approving the Exchange Transactions.  The committee’s approval serves as a Special Approval as defined in the Company’s First Amended and Restated Limited Liability Company Agreement.  Wesley R. Edens and Randal A. Nardone are also members of the Board.  John J. Mack and Matthew Wilkinson, members of our Board of Directors, are directly or indirectly members of NFEH and participated in the Tag-Along Exchanges.

The foregoing summary of the Mutual Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Mutual Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

In connection with the Exchange Transactions described above, the Company will issue 144,342,572  Class A Shares.

The Exchange Transactions will be completed pursuant to the provisions of the NFI LLCA, and the Company will not receive any additional consideration for the Exchange Transactions.  The issuance of the Class A Shares will be made in a private placement transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.

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Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) held on June 8, 2020, the shareholders of New Fortress Energy LLC (the “Company”) voted on the matters described below.

1.
The Company’s shareholders elected three Class I directors, who comprise all the directors of such class, to serve until the 2023 Annual Meeting of Shareholders and until their respective successors are duly elected or appointed and qualified. The numbers of shares that voted for the election of such directors, withheld authority to vote for such directors, and represented broker non-votes with respect to this proposal are summarized in the table below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes*
John J. Mack	161,882,270	1,107,399	3,504,938
Katherine E. Wanner	161,891,880	1,097,789	3,504,938
Matthew Wilkinson	161,890,970	1,098,699	3,504,938

Broker non-votes are instances where a broker holding shares of record for a beneficial owner does not vote the shares because it has not received voting instructions from the beneficial owner and therefore is precluded by the rules of the Nasdaq Global Select Market (“Nasdaq”) from voting on a particular matter. Under Nasdaq rules, when a broker holding shares in “street name” does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters.  Brokers who do not receive instructions are not entitled to vote on the election of directors but they are entitled to vote on the ratification of the appointment of the independent registered public accounting firm.

2.
The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The numbers of shares that voted for, against and abstained from voting for or against the ratification of the selection of Ernst & Young LLP are summarized in the table below.

Votes For	Votes Against	Abstentions
166,485,436	6,028	3,143

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1
Mutual Agreement, dated June 3, 2020, by and among New Fortress Energy LLC, Fortress Equity Partners GP, LLC, WRE 2012 Trust LLC, FEP HoldCo LLC, Wesley R. Edens, Randal A. Nardone, NFE SMRS Holdings LLC and NFE Sub LLC.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this Form 8-K constitute “forward-looking statements,” including statements regarding the closing of the Exchange Transactions and potential benefits expected to result from the Exchange Transactions. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described in this Form 8-K will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risk that the Exchange Transactions may not be completed on a timely basis or at all or that the Company will not receive the potential benefits expected to result from the Exchange Transactions. Accordingly, readers should not place undue reliance on forward-looking statements as a prediction of actual results.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in the Company’s annual and quarterly reports filed with the Securities and Exchange Commission, which could cause its actual results to differ materially from those contained in any forward-looking statement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW FORTRESS ENERGY LLC

Date: June 9, 2020	By:	/s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Chief Financial Officer

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